UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2026

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As of December 31, 2025, Cullinan Therapeutics, Inc.'s (the "Company's") unaudited cash, cash equivalents, short- and long-term investments, and interest receivable were $439.0 million. Consistent with prior guidance, the Company expects its cash resources to provide runway into 2029 based on its current operating plan.

The Company has not yet completed its quarter-end financial close process for the quarter ended December 31, 2025. The Company's cash, cash equivalents, short- and long-term investments, and interest receivable reflected above is preliminary, has not been audited and is subject to change upon completion of the Company's financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company's financial position and results of operations as of and for the year ended December 31, 2025. The Company's independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the preliminary financial data and, accordingly, does not express an opinion or provide any other form of assurance about it.

The information contained in this Current Report on Form 8-K under Item 2.02 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

On January 8, 2026, the Company issued a press release providing a corporate update and anticipated milestones for 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 8.01 Other Events.

On January 8, 2026, the Company provided an update on the anticipated program milestones for 2026 as set out below.

Immunology

CLN-978

•
In the Company's Phase 1 OUTRACE study in patients with active, difficult-to-treat rheumatoid arthritis, dose escalation is ongoing, and patients are currently being enrolled in the 30-microgram dose cohort. The 10- and 20-microgram dose cohorts are complete with no dose-limiting toxicities observed. In the second quarter of 2026, the Company plans to share initial data from the single target dose escalation portion of the study with a focus on safety and B cell depletion in peripheral blood and tissue, additional biomarker data, and preliminary clinical activity data. In the third quarter of 2026, the Company plans to share initial repeat dosing data, including B cell depletion in peripheral blood and tissue, additional biomarker data, and preliminary clinical activity data.
•
In the Company's Phase 1 OUTRACE study in patients with moderate to severe systemic lupus erythematosus, dose escalation is ongoing, and patients are currently being enrolled in the 30-microgram dose cohort. The 10- and 20-microgram dose cohorts are complete with no dose-limiting toxicities observed. In the second quarter of 2026, the Company plans to share initial data from Part A (single target dose escalation) with a focus on safety and B cell depletion in peripheral blood, additional biomarker data, and preliminary clinical activity data.
•
In the Company's Phase 1 OUTRACE study in patients with active, moderate to severe Sjögren's disease, the Company has initiated patient dosing and enrollment is ongoing in the 10-microgram dose cohort. In the fourth quarter of 2026, the Company plans to share initial data from Part A (single target dose escalation) with a focus on safety and B cell depletion in peripheral blood and tissue, additional biomarker data, and preliminary clinical activity data.

Velinotamig

•
In December 2025, Chongqing Genrix Biopharmaceutical Co., Ltd. ("Genrix") initiated a Phase 1 study in China in patients with autoimmune diseases and initial clinical data from the study will be shared in the fourth quarter of 2026. The Company intends to use the data generated to accelerate global clinical development of the program. Following the completion of the Genrix Phase 1 study, Cullinan will conduct all further development of velinotamig in autoimmune diseases.

Oncology

CLN-049

•
In December 2025, CLN-049 received Fast Track designation for the treatment of relapsed/refractory acute myeloid leukemia ("AML") from the United States Food and Drug Administration and, in an oral presentation at the 2025 ASH Annual Meeting, the Company shared compelling clinical data in a heavily pretreated all-comer population of patients with relapsed/refractory AML. The Company plans to share an update from the dose escalation portion of the study in the second half of 2026.
•
In the second quarter of 2026, the Company expects to initiate monotherapy dose expansion cohorts in patients with relapsed/refractory AML and TP53m AML. In the fourth quarter of 2026, the Company expects to complete enrollment for dose expansion to determine the recommended Phase 2 dose for an expected single arm pivotal registrational trial. Also in the fourth quarter of 2026, the Company plans to initiate a Phase 1/2 combination study in frontline AML. Enrollment also continues in a parallel Phase 1 study in patients with AML and measurable residual disease immediately following induction therapy.

Zipalertinib

•
We are co-developing zipalertinib with an affiliate of Taiho Pharmaceutical Co., Ltd. ("Taiho") and in November 2025, Taiho initiated a rolling submission of a new drug application ("NDA") seeking accelerated approval of zipalertinib for the treatment of patients with relapsed EGFR ex20ins NSCLC. Taiho expects completion of the NDA submission in the first quarter of 2026. Taiho expects to complete enrollment of the pivotal study REZILIENT3 in frontline EGFR ex20ins NSCLC in the first half of 2026. The Company is eligible to receive up to $130.0 million in payments for United States regulatory milestones and 50% of any future pre-tax profits from potential United States sales of zipalertinib.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that are not historical facts may be considered “forward-looking statements,” including statements regarding the Company’s preliminary estimates of cash, cash equivalents, short- and long-term investments, and interest receivable as of December 31, 2025. Forward-looking statements are typically, but not always, identified by the use of words such as “estimate,” “expect,” and other similar terminology. Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause the Company's actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the preliminary cash position reported herein reflects information available to the Company only at this time and may differ from the Company's actual cash position as of December 31, 2025, including in connection with the Company’s completion of financial closing procedures, risks associated with market conditions, risks and uncertainties associated with the Company’s business and finances in general, as well as the risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with SEC. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this Current Report on Form 8-K. Any forward-looking statement included in this Current Report on Form 8-K speaks only as of the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press release issued by Cullinan Therapeutics, Inc. on January 8, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	January 8, 2026	By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer